UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 14, 2006
Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500

(Address of principal executive offices)	(Zip Code)
(740) 349-8451

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Definitive Material Agreement
Item 9.01 — Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-2.1
EX-99.1

Section 1 — Registrant’s Business and Operations.
Item 1.01 — Entry into a Definitive Material Agreement.
     On August 14, 2006, Park National Corporation (“Park”) issued a news release announcing the signing of a definitive Agreement and Plan of Merger (the “Merger Agreement”) by and among Park, The Park National Bank (“PNB”), a wholly-owned subsidiary of Park, and Anderson Bank Company (“Anderson”), pursuant to which Park would acquire Anderson through the merger of Anderson with and into PNB. A copy of the Merger Agreement is attached hereto as Exhibit 2.1, and a copy of the news release announcing this merger is attached hereto as Exhibit 99.1
     Under the terms of the Merger Agreement, Park will pay approximately $9.05 million in cash and 86,137 common shares of Park to the shareholders of Anderson. Based on the closing price of Park’s common shares on August 11, 2006 of $100.60 per share, the aggregate merger consideration would be approximately $17.72 million. As of August 14, 2006, Anderson had 533,550 common shares outstanding and 16,250 common shares were subject to outstanding stock options. The weighted average exercise price for the outstanding stock options was $10.65. The merger transaction is expected to close in late 2006, and is subject to the satisfaction of customary conditions in the Merger Agreement and the approval of appropriate regulatory authorities and of the shareholders of Anderson.
     Anderson is a full-service community bank whose main office is located in Anderson township on the east side of Cincinnati. Anderson also operates an office in Amelia, Ohio. Upon completion of the merger transaction, the two offices of Anderson will become part of the division of PNB known as The Park National Bank of Southwest Ohio & Northern Kentucky. At June 30, 2006, Anderson had approximately $70 million in assets, $58 million in loans, $62 million in deposits and stockholders’ equity of $7.3 million.
     The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement attached hereto as Exhibit 2.1.
Cautionary Statement
The Merger Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of the parties thereto. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties delivered in connection with the execution of the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, or for any other purpose, at the time they were made or otherwise.

Additional Information
     Park intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a proxy statement/prospectus that will be mailed to the shareholders of Anderson in connection with the merger transaction. Investors and shareholders of Anderson are urged to read the proxy statement/prospectus when it becomes available because it will contain important information about Park, The Park National Bank, Anderson and the merger transaction. Investors and shareholders will be able to obtain a copy of the proxy statement/prospectus (when it is available), as well as other filings containing information about Park, free of charge, through the website maintained by the SEC at http://www.sec.gov. Copies of the proxy statement/prospectus, and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus, can also be obtained, free of charge, by directing a request to Park National Corporation, 50 North Third Street, P.O. Box 3500, Newark, Ohio 43058-3500, Attention: John W. Kozak, Chief Financial Officer (740-349-3792), or to Anderson Bank Company, 1075 Nimitzview Drive, Cincinnati, Ohio 45230, Attention: James R. Gudmens (513-232-9599).
     Park and Anderson and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Anderson in respect of the proposed merger transaction. Information about the directors and executive officers of Park is set forth in the proxy statement for Park’s 2006 annual meeting of shareholders filed with the SEC. Information about the directors and executive officers of Anderson and their ownership of Anderson common shares will be contained in the proxy statement/prospectus that will be mailed to the shareholders of Anderson in connection with the merger transaction. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
     This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification of the securities under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Section 9 — Financial Statements and Exhibits.
Item 9.01 — Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated August 14, 2006, among Park National Corporation, The Park National Bank and Anderson Bank Company.*

99.1	News Release issued by Park National Corporation on August 14, 2006.

*	The Anderson Disclosure Schedule referenced in the Agreement and Plan of Merger has been omitted pursuant to Item 601(b)(2) of Regulation S-K. Park hereby undertakes to furnish supplementally a copy of the Anderson Disclosure Schedule upon request by the SEC.
[Remainder of page intentionally left blank;
signature on following page.]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION
Dated: August 14, 2006	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated August 14, 2006
Park National Corporation

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated August 14, 2006, among Park National Corporation, The Park National Bank and Anderson Bank Company.*

99.1	News Release issued by Park National Corporation on August 14, 2006.

*	The Anderson Disclosure Schedule referenced in the Agreement and Plan of Merger has been omitted pursuant to Item 601(b)(2) of Regulation S-K. Park hereby undertakes to furnish supplementally a copy of the Anderson Disclosure Schedule upon request by the SEC.